EXHIBIT 32
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of T-Bay Holdings, Inc., a Nevada corporation (the “Company”), do hereby certify, to such officers’ knowledge, that:
The Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2009 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
A signed original of this written statement required by Section 906 has been provided to T-Bay Holdings, Inc. and will be retained by T-Bay Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.
Dated: February 11, 2010

/s/ Xiaofeng Li Xiaofeng Li, Chief Executive Officer

/s/ Xiangning Qin Xiangning Qin, Chief Financial Officer